SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2007

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. (as company under a Pooling and Servicing Agreement dated as of April 1, 2007 providing for, inter alia, the issuance of Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2007-3)

(Exact name of registrant as specified in its charter)

Delaware	333-140247	30-0183252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

383 Madison Avenue New York, New York	10179
(Address of principal executive office)	(Zip Code)

(952) 857-7000
(Registrant's telephone number, including area code )

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[8-K – Opinions]

Items 1 through 7 are not included because they are not applicable.

Item 8.01. Other Events.

On April 30, 2007, Structured Asset Mortgage Investments II Inc. caused the issuance and sale of the Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2007-3, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2007, among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator, Federal National Mortgage Association, as guarantor of the Class II-A-1 Certificates, EMC Mortgage Corporation, as seller, and Citibank, N.A., as trustee.

Item 9.01.   Financial Statements and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

5.1  Legality Opinion of Orrick, Herrington & Sutcliffe, LLP

5.2  Opinion of In-House Counsel to Structured Asset Mortgage Investment II Inc.

8.1  Tax Opinion of Orrick, Herrington & Sutcliffe, LLP

23.1  Consent of In-House Counsel to Structured Asset Mortgage Investment II Inc. (included in opinion filed as Exhibit 5.2)

[8-K – Opinions]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC

By:	/s/Baron Silverstein
Name:	Baron Silverstein
Title:	Senior Managing Director

Dated: April 27, 2007

[8-K – Opinions]

EXHIBIT INDEX

Exhibit Number	Description
5.1	Legality Opinion of Orrick, Herrington & Sutcliffe, LLP
5.2	Opinion of In-House Counsel to Structured Asset Mortgage Investment II Inc.
8.1	Tax Opinion of Orrick, Herrington & Sutcliffe, LLP
23.1	Consent of In-House Counsel to Structured Asset Mortgage Investment II Inc. (included in opinion filed as Exhibit 5.2)